EXHIBIT 1


                                CORCAP, INC.


   The name, business address or residence address, present principal occupation or employment, and the name, principal business, and address of the corporation or other organization in which such employment is conducted and the citizenship of each of the executive officers, directors and controlling persons of Corcap are as follows:

1.   (a)  John E. Sundman
          (Chairman, Director)

     (b)  Business Address:

          64 Homestead Road
          P.O. Box 634
          Oldwick, NJ 08858

     (c)  Present Principal Occupation:

          Retired
          64 Homestead Road
          P.O. Box 634
          Oldwick, NJ 08858

     (d)  Citizenship:

          U.S.A.

2.   (a)  Diane W. Burns
          (President)

     (b)  Business Address:

          CompuDyne Corporation
          90 State House Square
          Hartford, CT  06103-3720

     (c)  Present Principal Occupation:

          Corporate Secretary
          CompuDyne Corporation
          90 State House Square
          Hartford, CT  06103-3720

     (f)  Citizenship:

          U.S.A.

3.   (a)  Elaine Chen
          (Chief Financial Officer and Treasurer)

     (b)  Business Address:

          Quanta Systems Corporation
          213 Perry Parkway
          Gaithersburg, MD 20877

     (c)  Present Principal Occupation:

          Chief Financial Officer & Treasurer
          CompuDyne Corporation c/o
          Quanta Systems Corporation
          213 Perry Parkway
          Gaithersburg, MD 20877

     (f)  Citizenship:

          U.S.A.

4.   (a)  Martin A. Roenigk
          (Director)

     (b)  Business Address:

          MicroAssembly Systems, Inc./
          CompuDyne Corporation
          120 Union Street
          Willimantic, CT 06226

     (c)  Present Principal Occupation:

          Chairman and CEO
          MicroAssembly Systems, Inc./
          CompuDyne Corporation
          120 Union Street
          Willimantic, CT 06226

     (f)  Citizenship:

          U.S.A.

5.   (a)  David W. Clark, Jr.
          (Director)

     (b)  Business Address:

          Pryor & Clark Company
          90 State House Square
          Hartford, CT 06103-3720

     (c)  Present Principal Occupation:

          Managing Director
          Pryor & Clark Company
          90 State House Square
          Hartford, CT 06103-3720

     (f)  Citizenship:

          U.S.A.

6.   (a)  Millard H. Pryor, Jr.
          (Director)

     (b)  Business Address:

          Pryor & Clark Company
          90 State House Square
          Hartford, CT 06103-3720

     (c)  Present Principal Occupation:

          Managing Director
          Pryor & Clark Company
          90 State House Square
          Hartford, CT 06103-3720

     (f)  Citizenship:

          U.S.A.